UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

Perspective Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33407	41-1458152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Perspective Therapeutics, Inc. 2401 Elliott Avenue Suite 320
Seattle, Washington		98121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 676-0900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CATX	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2025, Perspective Therapeutics, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 74,050,841 shares of common stock outstanding and entitled to vote at the Annual Meeting, 60,850,291 shares (or 82.17%) were represented, either in person or by proxy, constituting a quorum.

The following is a summary of the matters voted on at the Annual Meeting and the final voting results.

Proposal 1 – The Election Proposal. The stockholders of the Company elected Lori A. Woods, Heidi Henson, Frank Morich, M.D., Ph.D., Johan (Thijs) Spoor and Robert Froman Williamson, III to the Board to hold office until the Company’s 2026 Annual Meeting of Stockholders and until his or her successor has been elected and qualified. The votes were cast as follows:

Nominee	For	Withheld	Broker Non-Votes
Lori A. Woods	48,265,909	4,302,126	8,282,256
Heidi Henson	41,847,883	10,720,152	8,282,256
Frank Morich, M.D., Ph.D.	35,430,823	17,137,212	8,282,256
Johan (Thijs) Spoor	51,907,815	660,220	8,282,256
Robert Froman Williamson, III	41,915,458	10,652,577	8,282,256

Proposal 2 – The Auditor Ratification Proposal. The stockholders of the Company ratified the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
59,126,140	1,584,010	140,141	-

Proposal 3 – Say on Pay Proposal. The stockholders of the Company approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
38,730,185	13,686,122	151,728	8,282,256

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERSPECTIVE THERAPEUTICS, INC.

Date:	May 28, 2025	By:	/s/ Juan Graham
Juan Graham Chief Financial Officer